UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 7, 2020

 Commission File No. 001-12575

UTAH MEDICAL PRODUCTS, INC.

(Exact name of Registrant as specified in its charter)

UTAH	87-0342734
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

7043 South 300 West
Midvale, Utah 84047
Address of principal executive offices

Registrant's telephone number:(801) 566-1200

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On August 7, 2020 at the Company’s annual meeting of stockholders, stockholders approved or indicated their preference on the following matters submitted to them for consideration:

Elected Ernst G. Hoyer as a director of the Company:

For1,545,314Withheld1,192,281Broker Non Votes 407,771

Elected James H. Beeson as a director of the Company:

For1,566,891Withheld1,170,704Broker Non Votes 407,771

Ratified the selection of Haynie & Co. as the Company’s independent public accounting firm for the year ended December 31, 2020:

For3,240,305Against1,262Abstentions  3,832

Approved, on an advisory basis, the compensation paid to UTMD’s named executive officers, including the Compensation Discussion and Analysis, compensation tables and narrative discussion:

For2,680,599Against  42,052Abstentions 14,977Broker Non Votes 407,771

The Company will include annual advisory stockholder votes on executive compensation in its proxy materials.  Annual advisory stockholder votes will be held until at least the next required advisory vote on frequency of stockholder votes on the compensation of executives.

SIGNATURES

Pursuant to the requirements of the Securities Exchanges Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UTAH MEDICAL PRODUCTS, INC.

REGISTRANT

Date:        8/10/2020                   By:     /s/ Kevin L. Cornwell

    Kevin L. Cornwell

    Chairman & CEO